Exhibit 23.7


                              ACCOUNTANTS' CONSENT



           We consent to the use of our report incorporation by reference herein by reference into Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-66229) filed pursuant to the Securities Act of 1933, as amended, of MeriStar Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


Little Silver, New Jersey               /s/ Pinsker, Goldberg, Ivanicki & Apuzzo
November 10, 1998




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